UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

AMERICAN MEDIA SYSTEMS CO.

(Exact name of registrant as specified in charter)

Nevada	87-0736406
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

5190 Neil Road, Suite 430, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 651-2219

N/A

(Former name or former address, if changed since last report)

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 24, 2006, the Company amended section 3.14 of its bylaws by way of board resolution. The amended section is attached as an exhibit hereto.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
3.2	Section 3.14 Action by Shareholders Without a Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

AMERICAN MEDIA SYSTEMS CO.

Signature	Title	Date

ALEXANDER VESAK Alexander Vesak	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director	August 24, 2006